UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2004

Ohio State Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio		34-1816546

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 S. Main Street, Marion, Ohio	43302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 740-387-2265

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Signature
EXHIBIT INDEX
EX-10.1 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN DATED SEPTEMBER 16, 2004
EX-10.2 CHANGE IN CONTROL AGREEMENT, DATED SEPTEMBER 15, 2000
EX-10.3 CHANGE INCONTROL AGREEMENT, DATED SEPTEMBER 15, 2000
EX-10.4 CHANGE IN CONTROL AGREEMENT, DATED JUNE 2, 2003
EX-10.5 CHANGE IN CONTROL AGREEMENT, DATED SEPTEMBER 15, 2000

Item 1.01 Entry into a Material Definitive Agreement.

     This report on Form 8-K is filed to report certain material contracts of Ohio State Bancshares, Inc. (the “Company”). The material contracts consist of a Supplemental Executive Retirement Plan entered into between the Company and Gary E. Pendleton, the CEO, and certain Change in Control Agreements which were entered into between the Company and the following members of its executive management team: Steven M. Strine; Cynthia L. Sparling; Todd M. Wanner; and Gary E. Pendleton.

The Supplemental Executive Retirement Plan entered into between the Company and the CEO is an amendment to the Executive Indexed Salary Continuation Plan originally executed in late 1996. The original terms of the plan paid benefits to the Executive based upon future performance of a life insurance contract along with a death benefit. Expenses related to this plan have fluctuated dramatically due to the many estimates and complexity of the original terms. This amendment makes future payments to the executive defined and reduces future expenses to the Company. The amended plan calls for five annual payments of $75,000, to begin when the executive turns 65, followed by annual payments of $80,000 for the remainder of the Executive or his spouse’s life, whichever is longer. This contract was entered into on September 16, 2004.

The Change in Control Agreements are contracts with executive officers that compensate them in the event of a material change of ownership or control of the Company. The four contracts disclosed here are for the Chief Lending Officer, Steve Strine, dated September 15, 2000, the Chief Operations Officer, Cindy Sparling, dated September 15, 2000, the Chief Financial Officer, Todd Wanner, dated June 2, 2003, and the Chief Executive Officer, Gary Pendleton, dated September 15, 2000. The contract for Gary Pendleton calls for compensation equal to three years of current base salary and prior year bonus in the event of a change in control. The other three contracts call for compensation equal to two years of current base salary and prior year bonus in the event of a change in control.

Item 9.01. Financial Statements and Exhibits

Registrant files as part of this report the following Exhibits:

Exhibit Number	Description of Exhibit
10.1	Supplemental Executive Retirement Plan, dated September 16, 2004, by and between Ohio State Bancshares, The Marion Bank and Gary E. Pendleton. This Plan amends the Executive Indexed Salary Continuation Plan originally filed March 24, 1997.

10.2	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Steven M. Strine.

10.3	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Cynthia L. Sparling.

10.4	Change in Control Agreement, dated June 2, 2003, by and between Ohio State Bancshares, Inc. and Todd M. Wanner.

10.5	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Gary E. Pendleton.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

     Dated: September 16, 2004

Ohio State Bancshares, Inc.

By	/s/ Todd M. Wanner

Todd M. Wanner
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Supplemental Executive Retirement Plan, dated September 16, 2004, by and between Ohio State Bancshares, The Marion Bank and Gary E. Pendleton. This Plan amends the Executive Indexed Salary Continuation Plan originally filed March 24, 1997.

10.2	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Steven M. Strine.

10.3	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Cynthia L. Sparling.

10.4	Change in Control Agreement, dated June 2, 2003, by and between Ohio State Bancshares, Inc. and Todd M. Wanner.

10.5	Change in Control Agreement, dated September 15, 2000, by and between Ohio State Bancshares, Inc. and Gary E. Pendleton.